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                                                            Exhibit 23.1


                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
True Temper Sports, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  KPMG LLP



Memphis, Tennessee
April 16, 1999